EDWARD JONES MONEY MARKET FUND

(THE “FUND”)

Supplement dated July 24, 2019

to the Statement of Additional Information dated July 1, 2019 (“SAI”)

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

On July 23, 2019, the Board of Trustees of the Fund accepted the resignation of Ryan T. Robson from his position as President of the Fund and the resignation of Julius A. Drelick from his position as Vice President of the Fund, and appointed Mr. Drelick as President of the Fund. Accordingly, the SAI is hereby supplemented and revised as follows:

In the “Trustees and Officers” section, the rows of the “Officers” table relating to Ryan T. Robson and Julius A. Drelick are hereby deleted and replaced with the following:

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation for the Past Five Years
Julius A. Drelick Born: 1966 President since 2019	Director of Fund Administration and Strategic Products at Edward Jones (since 2016); Previously, Vice President of the Fund (2017-2019); Senior Vice President and Chief Compliance Officer at Voya Investment Management, LLC (2014-2016); Senior Vice President of Mutual Fund Compliance at Voya Investment Management, LLC (2013); Vice President, Head of Mutual Fund Product Development and Strategic Planning at Voya Investment Management, LLC (2007-2013)